UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2015 (September 1, 2015)
KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On September 1, 2015, Kimball International, Inc. (the "Company") entered into a First Amendment to Credit Agreement (the "First Amendment") which amends the Credit Agreement dated October 31, 2014 among Kimball International, Inc., the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (the "Agreement") which was previously filed as Exhibit 10.4 to the Company's Form 8-K filed November 3, 2014. The First Amendment allows the Company to repurchase its Equity Interests so long as the Adjusted Leverage Ratio is less than or equal to 1.00 to 1.00 on a pro forma basis after giving effect to such repurchase and provided that the Company has not less than $15,000,000 available under the Commitment and/or unencumbered U.S. cash on hand in the U.S. after payment of such repurchase. The First Amendment also removes the previous restriction that limited the Company's repurchase of its Equity Interests to an aggregate amount of $20,000,000 during the term of the Agreement.
For the complete text of the First Amendment, see the document filed with this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 of this Current Report on Form 8-K are incorporated by reference in this Item 2.03.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is filed as part of this report:

Exhibit
Number	Description
10.1
First Amendment to Credit Agreement, dated as of September 1, 2015 by and among Kimball International, Inc. and the Lenders party hereto and JPMorgan Chase Bank, National Association, as administrative agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Michelle R. Schroeder
MICHELLE R. SCHROEDER Vice President, Chief Financial Officer
Date: September 3, 2015

EXHIBIT INDEX

Exhibit
Number	Description
10.1
First Amendment to Credit Agreement, dated as of September 1, 2015 by and among Kimball International, Inc. and the Lenders party hereto and JPMorgan Chase Bank, National Association, as administrative agent